                                                                  Exhibit 10.7.3

                                REGULATORY ALERT

                     [LETTERHEAD] OF AMERIGROUP CORPORATION

                                   MEMORANDUM

TO:       Distribution

FROM:     Kimberly Chope, Regulatory Compliance

DATE:     July 23, 2002

SUBJECT:  ILLINOIS CONTRACT AMENDMENT

--------------------------------------------------------------------------------

Attached please find a copy of an amendment to the contract between AMERIGROUP Illinois, Inc. and the Illinois Department of Public Aid. Please review the overall summary below and the attached amendment to determine the impact to AMERIGROUP and/or our vendors.

OVERALL SUMMARY:

This amendment reflects a 1.5% rate reduction to each age and gender cell, effective July 1, 2002. The rate sheets are attached.

Additionally, one new section has been added to the contract whereby AMERIGROUP certifies it is not delinquent in the payment of any debt to the State.

FOLLOW UP REQUIRED:

[  ]  Response required back to Regulatory Manager by [date]

[XX]  Informational only. Response is not required.

If you have further questions or concerns regarding this request, please contact Kim Chope, extension 2722.

Distribution

                 [GRAPHIC]                     Illinois Department of Public Aid

                                               201 South Grand Avenue East
                                               Springfield, Illinois 62763-0001

          George H. Ryan, Governor             Telephone: (217) 782-1200
           Jackie Garner, Director             TTY: (800) 526-5812

                                                  ---------------
                                                      RECEIVED
                                                   JULY - 8 2002
                                                  ---------------

July 5, 2002

Dwight Jones, M.D.
President and CEO
AMERIGROUP Illinois, Inc.
211 W. Wacker Drive, Suite #1350
Chicago, IL 60606

Dear Dr. Jones,

Enclosed please find four originals of an amendment to the Contract for Furnishing Health Services between AMERIGROUP Illinois, Inc. and the Department. This amendment reflects a 1.5% rate reduction to each age and gender cell, effective July 1, 2002.

Please have all four originals completed and signed, and return them to my attention as soon as possible.

If you have any questions, please feel free to contact me at (217) 524-7478.

Sincerely,


/s/ Nelly Ryan
----------------------------------
Nelly Ryan, Deputy Administrator
Division of Medical Programs

Attachments

E-mail: dpawebmaster@state.il.us          Internet:  http://www.state.il.us/dpa/

                 [GRAPHIC]                     Illinois Department of Public Aid

                                               201 South Grand Avenue East
                                               Springfield, Illinois 62763-0001

          George H. Ryan, Governor             Telephone: (217) 782-1200
           Jackie Garner, Director             TTY: (800) 526-5812

                                                  ---------------
                                                      RECEIVED
                                                   AUG 26 2002
                                                  ---------------

August 22, 2002

Dwight Jones, M.D.
President and CEO
AMERIGROUP Illinois, Inc.
211 West Wacker Drive, Suite 1350
Chicago, Illinois 60606

Dear Dr. Jones:

Enclosed for your files is one original signature copy of the amendment to the Contract for Furnishing Health Services which reflects a 1.5% rate, reduction effective July 1, 2002.

Sincerely,


/s/ Nelly Ryan
----------------------------------
Nelly Ryan, Deputy Administrator
Division of Medical Programs

Enclosure

E-mail: dpawebmaster@state.il.us           Internet: http://www.state.il.us/dpa/

                                STATE OF ILLINOIS
                            DEPARTMENT OF PUBLIC AID

                             AMENDMENT NO. 4 TO THE
                     CONTRACT FOR FURNISHING HEALTH SERVICES
                                      BY A
                         HEALTH MAINTENANCE ORGANIZATION
                                 2001-24-006-KA4

Whereas, the parties to the Contract for Furnishing Health Services by a Health Maintenance Organization ("CONTRACT"), the Illinois Department of Public Aid, 201 South Grand Avenue East, Springfield, Illinois 62763-0001 (herein referred to as "Department"), acting by and through its Director, and AMERIGROUP Illinois, Inc., formerly known as AMERICAID Illinois, Inc. d/b/a/ Americaid Community Care, (hereinafter referred to as "Contractor"), desire to amend the CONTRACT; and

Whereas, pursuant to Article 9, Section 9.9 (a) of the CONTRACT, the CONTRACT may be modified or amended by the mutual consent of the parties; and

Whereas, pursuant to Article 9, Section 9.9 (c) of the CONTRACT, the CONTRACT must be amended if and when required to comply with federal or state laws or regulations and the Department has determined that the Contract must be amended in order to insert the Non-Delinquency Certification clause required by 30 ILCS 500/50-11;

NOW THEREFORE, the CONTRACT shall be amended as follows:

     1. Second Amended Attachment I shall be deleted and replaced by the attached Third Amended Attachment I. Each reference to Second Amended Attachment I in the CONTRACT shall be deemed to refer to Third Amended Attachment I.

     2. Article 9 is amended by inserting a new section 9.43, Non-Delinquency Certification, to read as follows:

          9.43 Non-Delinquency Certification

          Contractor certifies that Contractor is not delinquent in the payment of any debt to the State and, therefore, is not barred from being awarded a contract under 30 ILCS 500/50-11. Contractor acknowledges that the Department may declare the contract void if this certification is false, or if Contractor is determined to be delinquent in the payment of any debt to the State during the term of the contract.

     All other terms and conditions of the CONTRACT shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have hereunto caused this agreement to amend the CONTRACT to be executed by their duly authorized representatives, effective July 1, 2002.

DAPARTMENT OF PUBLIC AID                  AMERIGROUP Illinois, Inc.


By: /s/ Jackie Garner                     By: /s/ Dwight E. Jones
    -----------------------------------       ----------------------------------
        Jackie Garner
                                          Printed Name: Dwight E. Jones
Title: Director                           Title: Pres & CEO
Date:  8-18-02                            Date: 7/18/02
                                          FEIN:
                                                --------------------------------

                           THIRD AMENDED ATTACHMENT I

                                  RATE SHEETS

(a)  Contractor Name: AMERIGROUP Illinois, Inc.

     Address:         211 W. Wacker Drive, Suite #1350
                      Chicago, IL 60606

(b)  Contracting Area(s) Covered by the Contractor and Enrollment Limit:

--------------------------------------------------------------------------------
   Contracting Area                                          Enrollment Limit
--------------------------------------------------------------------------------
      Region IV                                                   100,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(c)  Total Enrollment Limit for all Contracting Areas: 100,000

(d)  Threshold Review Levels: 80,000

                                    Att. I-1

(e) Standard Capitation Rates for MAG Beneficiaries for each Region for April 1, 2000 through June 30, 2000:

-----------------------------------------------------------------------
             Region I    Region II   Region III   Region IV   Region V
               (N.W.     (Central    (Southern      (Cook     (Collar
             Illinois)   Illinois)   Illinois)     County)    Counties)
Age/Gender     PMPM        PMPM         PMPM        PMPM        PMPM
-----------------------------------------------------------------------
    0-2 F     $214.19     $149.47     $206.08      $254.29     $181.15
-----------------------------------------------------------------------
    0-2 M     $242.48     $183.18     $263.92      $300.07     $183.68
-----------------------------------------------------------------------
   3-13 F     $ 39.63     $ 41.98     $ 47.02      $ 40.55     $ 32.21
-----------------------------------------------------------------------
   3-13 M     $ 47.40     $ 52.61     $ 55.95      $ 49.60     $ 40.28
-----------------------------------------------------------------------
  14-20 F     $209.65     $181.58     $204.84      $169.14     $167.32
-----------------------------------------------------------------------
  14-20 M     $ 74.37     $ 70.44     $ 75.51      $ 63.46     $ 46.99
-----------------------------------------------------------------------
  21-44 F     $201.77     $186.87     $206.99      $203.22     $181.66
-----------------------------------------------------------------------
  21-44 M     $100.41     $111.11     $132.34      $148.11     $102.05
-----------------------------------------------------------------------
    45+ F     $324.75     $292.50     $269.83      $245.81     $236.39
-----------------------------------------------------------------------
    45+ M     $195.92     $304.26     $291.83      $221.72     $177.78
-----------------------------------------------------------------------

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for MAG Beneficiaries for each Region for July 1, 2000 through December 31, 2001:

-----------------------------------------------------------------------
             Region I    Region II   Region III   Region IV   Region V
               (N.W.     (Central    (Southern      (Cook      (Collar
             Illinois)   Illinois)    Illinois)    County)    Counties)
Age/Gender     PMPM        PMPM         PMPM        PMPM        PMPM
-----------------------------------------------------------------------
    0-2 F     $218.47     $152.46     $210.20      $259.38     $184.77
-----------------------------------------------------------------------
    0-2 M     $247.33     $186.84     $269.20      $306.07     $187.35
-----------------------------------------------------------------------
   3-13 F     $ 40.42     $ 42.82     $ 47.96      $ 41.36     $ 32.85
-----------------------------------------------------------------------
   3-13 M     $ 48.35     $ 53.66     $ 57.07      $ 50.59     $ 41.09
-----------------------------------------------------------------------
  14-20 F     $213.84     $185.21     $208.94      $172.52     $170.67
-----------------------------------------------------------------------
  14-20 M     $ 75.86     $ 71.85     $ 77.02      $ 64.73     $ 47.93
-----------------------------------------------------------------------
  21-44 F     $205.81     $190.61     $211.13      $207.28     $185.29
-----------------------------------------------------------------------
  21-44 M     $102.42     $113.33     $134.99      $151.07     $104.09
-----------------------------------------------------------------------
    45+ F     $331.25     $298.35     $275.23      $250.73     $241.12
-----------------------------------------------------------------------
    45+ M     $199.84     $310.35     $297.67      $226.15     $181.34
-----------------------------------------------------------------------

Certified Local Health Department add-on: To be determined.

                                    Att. I-2

Standard Capitation Rates for MAG Beneficiaries for each Region for January 1, 2002 through June 30, 2002:

-----------------------------------------------------------------------
              Region I   Region II   Region III   Region IV    Region V
                (N.W.    (Central    (Southern      (Cook      (Collar
             Illinois)   Illinois)   Illinois)     County)    Counties)
Age/Gender      PMPM       PMPM        PMPM         PMPM        PMPM
-----------------------------------------------------------------------
    0-2 F     $208.64     $145.60     $200.74      $247.71     $176.46
-----------------------------------------------------------------------
    0-2 M     $236.20     $178.43     $257.09      $292.30     $178.92
-----------------------------------------------------------------------
   3-13 F     $ 38.60     $ 40.89     $ 45.80      $ 39.50     $ 31.37
-----------------------------------------------------------------------
   3-13 M     $ 46.17     $ 51.25     $ 54.50      $ 48.31     $ 39.24
-----------------------------------------------------------------------
  14-20 F     $204.22     $176.88     $199.54      $164.76     $162.99
-----------------------------------------------------------------------
  14-20 M     $ 72.45     $ 68.62     $ 73.55      $ 61.82     $ 45.77
-----------------------------------------------------------------------
  21-44 F     $196.55     $182.03     $201.63      $197.95     $176.95
-----------------------------------------------------------------------
  21-44 M     $ 97.81     $108.23     $128.92      $144.27     $ 99.41
-----------------------------------------------------------------------
    45+ F     $316.34     $284.92     $262.84      $239.45     $230.27
-----------------------------------------------------------------------
    45+ M     $190.85     $296.38     $284.27      $215.97     $173.18
-----------------------------------------------------------------------

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for MAG Beneficiaries for each Region beginning July 1, 2002:

-----------------------------------------------------------------------
             Region I    Region II   Region III   Region IV   Region V
               (N.W.     (Central     (Southern     (Cook      (Collar
             Illinois)   Illinois)    Illinois)    County)    Counties)
Age/Gender     PMPM        PMPM         PMPM        PMPM        PMPM
-----------------------------------------------------------------------
    0-2 F     $205.51     $143.42     $197.73      $243.99     $173.81
-----------------------------------------------------------------------
    0-2 M     $232.66     $175.75     $253.23      $287.92     $176.24
-----------------------------------------------------------------------
   3-13 F     $ 38.02     $ 40.28     $ 45.11      $ 38.91     $ 30.90
-----------------------------------------------------------------------
   3-13 M     $ 45.48     $ 50.48     $ 53.68      $ 47.59     $ 38.65
-----------------------------------------------------------------------
  14-20 F     $201.16     $174.23     $196.55      $162.29     $160.55
-----------------------------------------------------------------------
  14-20 M     $ 71.36     $ 67.59     $ 72.45      $ 60.89     $ 45.08
-----------------------------------------------------------------------
  21-44 F     $193.60     $179.30     $198.61      $194.98     $174.30
-----------------------------------------------------------------------
  21-44 M     $ 96.34     $106.61     $126.99      $142.11     $ 97.92
-----------------------------------------------------------------------
    45+ F     $311.59     $280.65     $258.90      $235.86     $226.82
-----------------------------------------------------------------------
    45+ M     $187.99     $291.93     $280.01      $212.73     $170.58
-----------------------------------------------------------------------

Certified Local Health Department add-on: To be determined.

                                    Att. I-3

(f) Standard Capitation Rates for MANG Beneficiaries for each Region for April 1, 2000 through June 30, 2000:

-----------------------------------------------------------------------
             Region I    Region II   Region III   Region IV   Region V
               (N.W.     (Central    (Southern      (Cook      (Collar
             Illinois)   Illinois)   Illinois)     County)    Counties)
Age/Gender     PMPM        PMPM         PMPM        PMPM        PMPM
-----------------------------------------------------------------------
    0-2 F     $277.63     $270.73     $276.42      $221.95     $175.33
-----------------------------------------------------------------------
    0-2 M     $337.39     $320.77     $236.83      $259.94     $203.36
-----------------------------------------------------------------------
   3-13 F     $ 46.02     $ 44.62     $ 52.51      $ 43.55     $ 39.42
-----------------------------------------------------------------------
   3-13 M     $ 58.45     $ 63.44     $ 67.51      $ 55.10     $ 51.37
-----------------------------------------------------------------------
  14-20 F     $260.15     $234.40     $246.15      $238.15     $260.81
-----------------------------------------------------------------------
  14-20 M     $ 79.62     $119.09     $121.82      $ 82.31     $181.38
-----------------------------------------------------------------------
  21-44 F     $245.64     $245.87     $226.89      $266.25     $244.39
-----------------------------------------------------------------------
  21-44 M     $145.22     $107.80     $103.83      $ 98.85     $119.40
-----------------------------------------------------------------------
    45+ F     $279.44     $329.92     $300.30      $255.70     $270.54
-----------------------------------------------------------------------
    45+ M     $340.30     $205.30     $239.31      $247.28     $292.90
-----------------------------------------------------------------------

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for MANG Beneficiaries for each Region for July 1, 2000 through December 31, 2001:

-----------------------------------------------------------------------
             Region I    Region II   Region III   Region IV   Region V
               (N.W.     (Central    (Southern      (Cook      (Collar
             Illinois)   Illinois)   Illinois)     County)    Counties)
Age/Gender     PMPM        PMPM         PMPM        PMPM        PMPM
-----------------------------------------------------------------------
    0-2 F     $283.18     $276.14     $281.95      $226.39     $178.84
-----------------------------------------------------------------------
    0-2 M     $344.14     $327.19     $241.57      $265.14     $207.43
-----------------------------------------------------------------------
   3-13 F     $ 46.94     $ 45.51     $ 53.56      $ 44.42     $ 40.21
-----------------------------------------------------------------------
   3-13 M     $ 59.62     $ 64.71     $ 68.86      $ 56.20     $ 52.40
-----------------------------------------------------------------------
  14-20 F     $265.35     $239.09     $251.07      $242.91     $266.03
-----------------------------------------------------------------------
  14-20 M     $ 81.21     $121.47     $124.26      $ 83.96     $185.01
-----------------------------------------------------------------------
  21-44 F     $250.55     $250.79     $231.43      $271.58     $249.28
-----------------------------------------------------------------------
  21-44 M     $148.12     $109.96     $105.91      $100.83     $121.79
-----------------------------------------------------------------------
    45+ F     $285.03     $336.52     $306.31      $260.81     $275.95
-----------------------------------------------------------------------
    45+ M     $347.11     $209.41     $244.10      $252.23     $298.76
-----------------------------------------------------------------------

Certified Local Health Department add-on: To be determined.

                                   Att. I - 4

Standard Capitation Rates for MANG Beneficiaries for each Region for January 1, 2002 through June 30, 2002:

-----------------------------------------------------------------------
             Region I    Region II   Region III   Region IV   Region V
               (N.W.     (Central    (Southern      (Cook     (Collar
             Illinois)   Illinois)   Illinois)     County)    Counties)
Age/Gender     PMPM        PMPM         PMPM        PMPM        PMPM
-----------------------------------------------------------------------
    0-2 F     $270.44     $263.71     $269.26      $216.20     $170.79
-----------------------------------------------------------------------
    0-2 M     $328.65     $312.47     $230.70      $253.21     $198.10
-----------------------------------------------------------------------
   3-13 F     $ 44.83     $ 43.46     $ 51.15      $ 42.42     $ 38.40
-----------------------------------------------------------------------
   3-13 M     $ 56.94     $ 61.80     $ 65.76      $ 53.67     $ 50.04
-----------------------------------------------------------------------
  14-20 F     $253.41     $228.33     $239.77      $231.98     $254.06
-----------------------------------------------------------------------
  14-20 M     $ 77.56     $116.00     $118.67      $ 80.18     $176.68
-----------------------------------------------------------------------
  21-44 F     $239.28     $239.50     $221.02      $259.36     $238.06
-----------------------------------------------------------------------
  21-44 M     $141.45     $105.01     $101.14      $ 96.29     $116.31
-----------------------------------------------------------------------
    45+ F     $272.20     $321.38     $292.53      $249.07     $263.53
-----------------------------------------------------------------------
    45+ M     $331.49     $199.99     $233.12      $244.88     $285.32
-----------------------------------------------------------------------

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for MANG Beneficiaries for each Region beginning July 1, 2002:

-----------------------------------------------------------------------
             Region I    Region II   Region III   Region IV   Region V
               (N.W.     (Central    (Southern      (Cook     (Collar
             Illinois)   Illinois)   Illinois)     County)    Counties)
Age/Gender     PMPM        PMPM        PMPM         PMPM        PMPM
-----------------------------------------------------------------------
    0-2 F     $266.38     $259.75     $265.22      $212.96     $168.23
-----------------------------------------------------------------------
    0-2 M     $323.72     $307.78     $227.24      $249.41     $195.13
-----------------------------------------------------------------------
   3-13 F     $ 44.16     $ 42.81     $ 50.38      $ 41.78     $ 37.82
-----------------------------------------------------------------------
   3-13 M     $ 56.09     $ 60.87     $ 64.77      $ 52.86     $ 49.29
-----------------------------------------------------------------------
  14-20 F     $249.61     $224.91     $236.17      $228.50     $250.25
-----------------------------------------------------------------------
  14-20 M     $ 76.40     $114.26     $116.89      $ 78.98     $174.03
-----------------------------------------------------------------------
  21-44 F     $235.69     $235.91     $217.70      $255.47     $234.49
-----------------------------------------------------------------------
  21-44 M     $139.33     $103.43     $ 99.62      $ 94.85     $114.57
-----------------------------------------------------------------------
    45+ F     $268.12     $316.56     $288.14      $245.33     $259.58
-----------------------------------------------------------------------
    45+ M     $326.52     $196.99     $229.62      $237.27     $281.04
-----------------------------------------------------------------------

Certified Local Health Department add-on: To be determined.

                                   Att. I - 5

(g) Standard Capitation Rates for KidCare Participants for each Region for April 1, 2000 through June 30, 2000:

-----------------------------------------------------------------------
             Region I    Region II   Region III   Region IV   Region V
               (N.W.     (Central    (Southern     (Cook       (Collar
             Illinois)   Illinois)   Illinois)    County)     Counties)
Age/Gender     PMPM        PMPM        PMPM         PMPM        PMPM
-----------------------------------------------------------------------
    1-2 F     $66.34      $67.54       $73.13      $74.63      $60.58
-----------------------------------------------------------------------
    1-2 M     $92.26      $75.87       $96.90      $86.82      $73.08
-----------------------------------------------------------------------
   3-13 F     $39.25      $41.38       $46.47      $40.71      $32.31
-----------------------------------------------------------------------
   3-13 M     $47.00      $51.79       $55.68      $49.87      $40.63
-----------------------------------------------------------------------
  14-18 F     $87.57      $85.98       $99.19      $77.53      $73.22
-----------------------------------------------------------------------
  14-18 M     $73.14      $69.51       $75.56      $63.48      $46.69
-----------------------------------------------------------------------

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for KidCare Participants for each Region for July 1, 2000 through December 31, 2001:

-----------------------------------------------------------------------
             Region I    Region II   Region III   Region IV   Region V
               (N.W.     (Central    (Southern      (Cook      (Collar
             Illinois)   Illinois)   Illinois)     County)    Counties)
Age/Gender     PMPM        PMPM        PMPM         PMPM        PMPM
-----------------------------------------------------------------------
    1-2 F     $67.67      $68.89      $ 74.59      $76.12      $61.79
-----------------------------------------------------------------------
    1-2 M     $94.11      $77.39      $ 98.84      $88.56      $74.54
-----------------------------------------------------------------------
   3-13 F     $40.04      $42.21      $ 47.40      $41.52      $32.96
-----------------------------------------------------------------------
   3-13 M     $47.94      $52.83      $ 56.79      $50.87      $41.44
-----------------------------------------------------------------------
  14-18 F     $89.32      $87.70      $101.17      $79.08      $74.68
-----------------------------------------------------------------------
  14-18 M     $74.60      $70.90      $ 77.07      $64.75      $47.62
-----------------------------------------------------------------------

Certified Local Health Department add-on: To be determined.

                                   Att. I - 6

Standard Capitation Rates for KidCare Participants for each Region for January 1, 2002 through June 30, 2002:

-----------------------------------------------------------------------
             Region I    Region II   Region III   Region IV    Region V
               (N.W.     (Central    (Southern      (Cook      (Collar
             Illinois)   Illinois)   Illinois)     County)    Counties)
Age/Gender     PMPM        PMPM         PMPM        PMPM        PMPM
-----------------------------------------------------------------------
    1-2 F     $64.62      $65.79      $71.23       $72.69      $59.01
-----------------------------------------------------------------------
    1-2 M     $89.88      $73.91      $94.39       $84.57      $71.19
-----------------------------------------------------------------------
   3-13 F     $38.24      $40.31      $45.27       $39.65      $31.48
-----------------------------------------------------------------------
   3-13 M     $45.78      $50.45      $54.23       $48.58      $39.58
-----------------------------------------------------------------------
  14-18 F     $85.30      $83.75      $96.62       $75.52      $71.32
-----------------------------------------------------------------------
  14-18 M     $71.24      $67.71      $73.60       $61.84      $45.48
-----------------------------------------------------------------------

Certified Local Health Department add-on: To be determined.

Standard Capitation Rates for KidCare Participants for each Region beginning July 1, 2002:

-----------------------------------------------------------------------
             Region I    Region II   Region III   Region IV   Region V
               (N.W.     (Central     (Southern     (Cook      (Collar
             Illinois)   Illinois)    Illinois)    County)    Counties)
Age/Gender     PMPM        PMPM         PMPM        PMPM        PMPM
-----------------------------------------------------------------------
    1-2 F     $63.65      $64.80      $70.16       $71.60      $58.12
-----------------------------------------------------------------------
    1-2 M     $88.53      $72.80      $92.97       $83.30      $70.12
-----------------------------------------------------------------------
   3-13 F     $37.67      $39.71      $44.59       $39.06      $31.01
-----------------------------------------------------------------------
   3-13 M     $45.09      $49.69      $53.42       $47.85      $38.99
-----------------------------------------------------------------------
  14-18 F     $84.02      $82.49      $95.17       $74.39      $70.25
-----------------------------------------------------------------------
  14-18 M     $70.17      $66.69      $72.50       $60.91      $44.80
-----------------------------------------------------------------------

Certified Local Health Department add-on: To be determined.

                                   Att. I - 7